Exhibit 10.1(b)

***	Where this marking appears throughout this Exhibit 10.1(b), information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately.

This Amendment No. 3 (this “Amendment”) to the General Agreement for Purchase of Personal Communications Services Systems is entered into this 16th day of

December, 2003 (the “Effective Date”) by and between MetroPCS Wireless, Inc. and

Lucent Technologies Inc. (Contract No.: LNM01NMDK02002)

RECITALS:

WHEREAS, the undersigned Parties have previously entered into the General Agreement for Purchase of Personal Communications Services Systems between MetroPCS Wireless, Inc. and Lucent Technologies Inc., dated October 1, 2002 (the “General Agreement”); and

WHEREAS, the undersigned Parties now wish to clarify and or modify the General Agreement only as provided herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties hereby agree to modify the General Agreement as follows:

The following Attachment shall be included as Attachment Q, entitled LIMITED MODCELL AND SHLR ARRANGEMENT, to the General Agreement:

Attachment Q

LIMITED MODCELL AND SHLR ARRANGEMENT

As a one-time accommodation to Customer, Seller shall provide three hundred and fifty (350) CDMA Version 3.0 and 4.0 Modcell base stations as set forth below:

•	Seller shall provide fifty (50) 3.0 Modcell base stations configured with 1 carrier and duplex filters at a price of *** each, which shall be delivered to Customer’s premises by December 31, 2003. Such price does not include installation or engineering.
•	Seller shall provide one hundred (100) 4.0 Modcell base stations configured with 3 carriers and triplex filters at the price set forth in Attachment A of the General Agreement, which shall be delivered to Customer’s premises by December 31, 2003. Such price does not include installation or engineering.
•	In addition to the 150 previously mentioned Modcell base stations, Seller shall provide, at a minimum, two hundred (200) Modcell (3.0 or 4.0) base stations configured with 3 carriers and triplex filters, which shall be delivered to Customer’s premises by September 30, 2004. The price for the 3.0 Modcell base stations shall be *** each, and the price for the 4.0 Modcell base stations shall be at the price set forth in Attachment A of the General Agreement. Such price does not include installation or engineering.

Customer may purchase no more than two hundred and fifty (250) 3.0 Modcell base stations at the price of *** each.

In addition, no other pricing offers, discounts, incentives or credits, including but not limited to the CDBS Substitution Offer pricing in Attachment K, the *** and the *** in Attachment A, shall apply to the Modcell base stations described in this Attachment Q.

Furthermore, as a condition of Customer purchasing Seller’s proposed IN solution for SHLR services (as described in the offer letter from Seller dated December 5, 2003) by May 31, 2004, Seller shall provide Customer with the following incentives, which may be applied only to the purchase of the three hundred fifty (350) Modcells described in this Attachment Q:

•	Seller shall provide a credit of *** for every twenty-five (25) 4.0 Modcell base stations (with a limit of up to three hundred (300) 4.0 Modcell base stations) that Customer purchases pursuant to the terms and conditions of this Attachment Q.
•	Such credits may only be used toward the purchase of the 4.0 Modcell base stations as set forth this Attachment Q. Any credits that are not used by September 30, 2004 shall expire.

Unless otherwise provided herein, all other terms and conditions of the General Agreement shall remain in effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives on the date(s) indicated.

METROPCS WIRELESS, INC.	LUCENT TECHNOLOGIES INC.

By: /s/ Dennis G. Spickler	By: /s/ Mark Gardner
Name: Dennis G. Spickler	Name: Mark Gardner
Title: Vice President and CFO	Title: Regional Sales Director
Date: February 1, 2004	Date: February 1, 2004